Exhibit 10.1

                    AGREEMENT FOR PURCHASE AND SALE OF ASSETS

      This Agreement for Purchase and Sale of Assets ("Agreement") is made as of February 28, 2007 by and among MTI Partners II, L.P. ("MTI-II" or "Seller"), a limited partnership with a principal business address of 5825 Glenridge Drive, Building 3, Suite 101, Atlanta, Georgia, 30328 and Modern Medical Modalities Corporation ("MMMC" or "Buyer"), a New Jersey corporation with a principal business address of 439 Chestnut Street, Union, New Jersey, 07083.

      1. Sale and Transfer of Assets. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, convey, transfer, assign, and deliver to Buyer, and Buyer agrees to purchase from Seller, the assets ("Assets") of Seller as described on Exhibit "A" hereto.

      2. Consideration From Buyer at Closing. As full payment for the transfer of the Assets to Buyer, at the closing ("Closing") of the sale of Assets, Buyer shall deliver to Seller a stock certificate(s) in the name of Seller, or its assigns, representing 1,000,000 shares of MMMC common stock (the "Purchase Price") provided that MMMC's stock price as of the date of this Agreement is within 35%, below or above, $0.73 per share.

      3. Assumption of Liabilities. It is expressly understood and agreed that Buyer shall not be liable for any of the obligations or liabilities of Seller of any kind and nature.

      4. Taxes. Seller shall be responsible and shall pay all taxes of any kind or character relating to the Assets, if any. Furthermore, Seller shall be responsible for the payment of any transfer taxes of any kind or character arising from the sale and transfer of the Assets pursuant to this Agreement.

      5. Representations and Warranties of Seller. Seller represents and warrants, that:

      5.1 Debts, Obligations and Liabilities. Seller does not have any debts, liabilities, or obligations of any nature, whether accrued, absolute, contingent, or otherwise, whether due or to become due, related to or encumbering the Assets.

      5.2 Tax Returns Filed. Within the times and in the manner prescribed by law, Seller has filed all tax returns required by law and has paid all taxes, assessments and penalties due and payable. There are no present disputes as to taxes of any nature payable by Seller. Seller will provide Buyer with copies of all tax returns filed for the last three fiscal years if requested by Buyer.

      5.3 Trade Names, Trademarks and Copyrights. Exhibit "B" to this Agreement is a schedule of all trade names, trademarks, service marks and copyrights and their registrations, if any, owned by Seller or in which Seller has any rights or licenses, solely as they relate to the Assets. Seller has no knowledge of any infringement or alleged infringement by others of any such trade name, trademark, service mark or copyright. Seller has not infringed, and is not now infringing, on any trade name, trademark, service mark or copyright belonging to any other person. Seller has the right to sell or assign to Buyer all owned trademarks, trade names, service marks and copyrights,


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and all such licenses or other rights.

      5.4 Trade Secrets. As they relate to the Assets, Seller is the sole owner of any trade secrets, free and clear of any liens, encumbrances, restrictions, or legal or equitable claims of others. Seller has taken all reasonable security measures to protect the secrecy, confidentiality and value of these trade secrets. Any of Seller's partners or employees and any other persons who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed these secrets, or who have knowledge of or access to information relating to them, have been put on notice and, if appropriate, have entered into agreements that these secrets are proprietary to Seller and are not to be divulged or misused.

      5.5 No Competition. In consideration for the purchase of the Assets, Seller agrees that it and its partners will not, for a period of two years from the date of this Agreement, directly or indirectly engage in, or have any interest in any person, firm, corporation, or business that produces, manufactures, develops, markets, purchases, or sells medical software that is competitive with the Assets, without the prior written consent of the Buyer. Furthermore, for a period of two years from the date of this Agreement, neither Seller nor any of its employees or partners shall disclose, divulge, communicate, use to the detriment of Buyer or for the benefit of any other person or persons, or misuse in any way any confidential information or trade secrets, including technology information, secret processes, know-how, formulas or other technical data transferred by Seller to Buyer, without the prior written consent of the Buyer.

      5.6 Title to Assets. Seller has good and marketable title to all the Assets and interests in the Assets, whether real, personal, mixed, tangible, or intangible, which constitute all the Assets and interests in the Assets that Seller is transferring to Buyer. The Assets are free and clear of restrictions on or conditions to transfer or assignment, and free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, covenants, conditions or restrictions, the lien of current taxes not yet due and payable and possible minor matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of the Assets.

      5.7 Compliance with Laws. Seller has complied with, and is not in violation of, any statute, law or regulation affecting the Assets.

      5.8  Litigation.  There is not  pending,  and  Seller  is  unaware  of any
threatened  suit,  action,   arbitration  or  legal,   administrative  or  other
proceeding, or governmental investigation, against or affecting the Assets.

      5.9 Agreement Will Not Cause Breach or Violation. The consummation of the transaction contemplated by this Agreement will not result in or constitute any of the following: (1) a default or an event that, with notice or lapse of time or both, would be a default, breach or violation of any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument or arrangement to which Seller is a party or by which the Assets are bound; (2) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Seller related to the Assets;


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or (3) the creation or  imposition  of any lien,  charge or  encumbrance  on the
Assets.

      5.10 Authority and Consents. Seller has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement, and no approvals or consents of any governmental authorities or persons other than Seller are necessary in connection with it. The execution and delivery of this Agreement by Seller has been duly authorized by all necessary corporate action on the part of Seller.

      5.11 Full Disclosure. None of the representations and warranties made by Seller in this Agreement, or made in any certificate or memorandum furnished or to be furnished by Seller, contains or will contain any untrue statement of a material fact, or omits to state a material fact, necessary to make the statements made not misleading. All representations and warranties of Seller included in this Agreement and in any written statements delivered to Buyer under this Agreement will be true and correct as of the Closing Date as if made on that date.

      6. Indemnification and Survival of Representations and Warranties.

      6.1 Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants, agreements and undertakings of Seller set forth herein shall survive the Closing.

      6.2 Indemnification by Seller. Seller shall indemnify, defend and hold harmless Buyer and its past and present officers, directors, affiliates, agents and representatives against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney's fees, that Buyer shall incur or suffer that arise, result from or relate to any breach or inaccuracy of, or failure by Seller to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Seller under this Agreement. Specifically, without limiting the foregoing, Seller shall be solely responsible for the payment of any sums incurred as a result of any claim of intellectual property infringement by a third party with respect to the Assets.

      7. Mutual Conditions Precedent. The closing of this transaction will be conditioned upon:

      7.1 The completion, and MMMC's satisfaction with the results thereof, of MMMC's due diligence investigation of the Assets.

      7.2 MMMC will assume MTI-II's transferable contract with Attune, an affiliate of MTI-II, for the licensing related to the Asset and other provisions that include development and support services.

      7.3 Approval must be obtained by the Board of Directors of MMMC and the General Partner of MTI-II.


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      8. Seller's  Obligations  Before Closing.  Seller  covenants that from the date of this Agreement until the Closing:

      8.1 Buyer's Access to Premises and Information. Buyer and its counsel, accountants and other representatives shall have full access during normal business hours to all properties, books, accounts, records, contracts and documents of or relating to the Assets. Seller shall furnish or cause to be furnished to Buyer and its representatives all data and information concerning the Assets that may be reasonably requested.

      8.2 Conduct of Business in Normal Course. Seller will carry on its business and activities diligently and in substantially the same manner as it previously has been carried out and shall not make or institute any unusual or novel methods of manufacture, purchase, sale, management, accounting or operation that vary materially from those methods used by Seller as of the date of this Agreement.

      8.3 Existing Agreements. Seller will not modify, amend, cancel or terminate any existing contracts or agreements, solely related to the Assets, without the written consent of Buyer.

      9. Buyer's Obligations Before Closing. Buyer agrees that, unless and until the Closing has been consummated, Buyer will hold in strict confidence, and will not use to the detriment of Seller, all data and information with respect to the Assets obtained in connection with this transaction. If the transaction contemplated by this Agreement is not consummated, Buyer will return to Seller all the data and information that Seller may reasonably request. Whether or not the Closing shall take place, Seller shall waive any cause of action, right or claim arising out of the access of Buyer or its representatives to any trade secrets or other confidential business information from the date of this Agreement until the Closing Date, except for the intentional competitive misuse by Buyer or its representatives of such trade secrets or other confidential business information if the Closing does not take place.

      10. Cooperation in Securing Consents of Third Parties. Buyer will use its best efforts to assist Seller in obtaining the consent of all necessary persons and agencies to the assignment and transfer to Buyer of the Assets to be assigned and transferred under the terms of this Agreement.

      11. Conditions Precedent to Buyer's Performance. The obligations of Buyer to purchase the Assets under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set out below. Buyer may waive any or all of these conditions in whole or in part, provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies, at law or in equity, if Seller shall be in default of any representation, warranty or covenant under this Agreement.

      11.1 Accuracy of Seller's Representations and Warranties. Except as otherwise permitted by this Agreement, all representations and warranties of Seller included in this Agreement or in any written statement that shall be delivered to Buyer under this Agreement shall


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be true on and as of the Closing Date as though made at that time.

      11.2 Performance by Seller. Seller shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by each of them, on or before the Closing Date.

      11.3 No Material Adverse Change. Prior to the Closing Date, Seller shall not have sustained any material loss or damage to the Assets. For purposes of this Agreement, changes, loss or damage shall be deemed to be "material" or "materially adverse" if the cost to remedy any such individual change or aggregate of changes shall equal or exceed One Thousand U.S. Dollars (U.S. $1,000).

      11.4 Buyer's Inspection. Buyer shall make, or cause to be made, such investigation as it deems necessary or advisable of the Assets. Buyer shall have the right to terminate this Agreement if, as a result of its investigation, it is not satisfied with any of its findings.

      11.5 Due Approval. The execution and delivery of this Agreement by Seller and the performance of its covenants and obligations under it will be duly authorized by all necessary action by Seller and Buyer shall receive copies of all materials pertaining to that authorization, certified by Seller as true and correct.

      12. Conditions Precedent to Seller's Performance. The obligations of Seller to sell and transfer the Assets under this Agreement are subject to the satisfaction, at or before the Closing, of all of the following conditions. Seller may waive any or all of these conditions in whole or in part, however, no such waiver of a condition shall constitute a waiver by Seller of any of its rights or remedies, at law or in equity, if Buyer should be in default of any of its representations, warranties or covenants under this Agreement.

      12.1 Accuracy of Buyer's Representations and Warranties. All representations and warranties by Buyer contained in this Agreement or in any written statement delivered by Buyer under this Agreement shall be true on and as of the Closing Date as though such representations and warranties were made on and as of that date.

      12.2 Buyer's Performance. Buyer shall have performed and complied with all covenants and agreements and satisfied all conditions that it is required by this Agreement to perform, comply with or satisfy, before or at the Closing.

      12.3 Buyer's Corporate Approval. The Board of Directors of Buyer shall have duly authorized and approved the execution and delivery of this Agreement and all corporate action necessary or proper to fulfill the Buyer's obligations to be performed under this Agreement on or before the Closing Date.


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      12.4 Buyer's Stock Value. At the Closing,  Buyer shall deliver to Seller a stock certificate(s) in the name of the seller, or its assigns, representing 1,000,000 shares of MMMC common stock provided that MMMC's stock price as of the date of this Agreement is within 35%, below or above, $0.73 per share.

      13. The Closing. The transfer of the Assets by Seller to Buyer shall take place on or before March 16, 2007 (the "Closing Date") at noon (12 pm) Eastern Standard Time at the location of 5825 Glenridge Drive, Building 3, Suite 101, Atlanta, Georgia, 30328, or at such other time and place as the parties may agree to in writing ("Closing Date").

      13.1 Seller's Obligations at Closing. At the Closing, Seller shall deliver or cause to be delivered to Buyer:

            (a) a Bill of Sale, in the form attached hereto as Exhibit "C" pertaining to all the Assets being transferred pursuant to the terms of this Agreement;

            (b) a certificate executed by Seller certifying that all of Seller's representations and warranties under this Agreement are true as of the Closing Date, as though each of those representations and warranties had been made on that date; and

            (c) tax clearances issued by all taxing authorities, if applicable.

      Simultaneously, with the consummation of the transfer, Seller will put Buyer into full possession and enjoyment of the Assets to be conveyed and transferred pursuant to this Agreement.

      Seller, at any time before the Closing Date, will execute, acknowledge and deliver any further deeds, assignments, conveyances, and other assurances, documents and instruments of transfer, reasonably requested by Buyer, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Buyer for the purpose of assigning, transferring, granting, conveying and confirming to Buyer, or reducing to possession, any or all Assets to be conveyed and transferred under this Agreement. If requested by Buyer, Seller further agrees to prosecute or otherwise enforce in its own name, for the benefit of Buyer, any claims, rights or benefits that are transferred to Buyer under this Agreement and that require prosecution or enforcement in Seller's name.

      13.2 Buyer's Obligations at Closing. At the Closing, Buyer shall deliver or cause to be delivered to Seller :

            (a) certificates representing the Shares as specified in paragraph 2; and

            (b) certified resolutions of Buyer's board of directors authorizing the execution and performance of this Agreement and all actions to be taken by Buyer under this Agreement.


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      14.  Publicity.  All  notices  to third  parties  and all other  publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by and between Buyer and Seller. No party shall act unilaterally in this regard without the prior written approval of the other,
however,  this  approval  shall  not  be  unreasonably  withheld.   This  clause
specifically excludes any required regulatory filings with the SEC by MMMC.

      15. Expenses. Each party shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement, with the exception of all expenses incurred in transferring the Assets, removing liens, and obtaining all necessary government approvals for this transfer and sale, which expenses shall be borne solely by Seller.

      16. Miscellaneous.

      16.1 Governing Law. This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the state of New Jersey, United States of America.

      16.2 Venue and Arbitration. Any dispute between Buyer and Seller involving the interpretation of this Agreement or the obligations of a party to it shall be determined by binding arbitration in accordance with the arbitration rules of the American Arbitration Association in the County of Fulton, Georgia, United States of America. The arbitrator shall have the authority to permit discovery upon request of a party. The cost of the arbitration shall be shared equally.

      16.3 Notices. All notices, demands, requests, consents, approvals or other communications ("Notices") given hereunder shall be in writing, and shall be given by personal delivery or by express mail, Federal Express, DHL or other similar form of recognized airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon delivery), or by telex or facsimile transmission (which forms of Notice shall be deemed delivered upon confirmed transmission), or by mailing in the mail by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the tenth (10th) business day following the date mailed). Notices shall be addressed as follows:

  If to Seller, addressed to:     MTI Partners II, L.P.
                                  5825 Glenridge Drive
                                  Building 3, Suite 101
                                  Atlanta, Georgia 30328

  If to Buyer, addressed to:      Modern Medical Modalities Corporation
                                  439 Chestnut Street
                                  Union, New Jersey 07083


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or to such other  address as to which any party  hereto  may have  notified  the others in writing.

      16.4 Section Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

      16.5 Counterparts and Facsimiles. For the convenience of the parties to this Agreement, this document may be executed by facsimile signatures and in counterparts which shall together constitute the agreement of the parties as one and the same instrument.

      16.6 Severability. If any provision of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and application of such provision to the other party or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

      16.7 Entire Agreement; Modification. This Agreement, including the Exhibits hereto, embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings related thereto. The parties hereto recognize and agree that no representations or warranties have been made except as set forth in this Agreement and the Exhibits hereto. This Agreement may be modified only by a written instrument signed by each of the parties.

                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  or caused this
Agreement for Purchase and Sale of Assets to be executed as of the date first above written.

                          "BUYER"

                          Modern Medical Modalities, a New Jersey corporation

                          By:
                             ---------------------------------------------------

                          "SELLER"

                          MTI Partners II, L.P., a Georgia limited partnership

                          By:
                             ---------------------------------------------------

                             On behalf of the General Partner INEX Group, Inc.



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